Inventory	12 Months Ended
Dec. 31, 2023
Inventory [Abstract]
Inventory

Note 6 – Inventory

	December 31,
	2022	2023
Raw materials and work in progress	14,924	12,134
Finished goods	4,476	6,256
	19,400	18,390

During the reporting period, the Group’s warehouse located in the south of Israel suffered physical damage due to a direct missile hit related to the Iron Swords War, as described in Note 1(B)(2). As a result, damaged inventory in the amount of $4,959 was written off. The damage was covered by government authorities, part of which was received in November 2023, and the remainder in February 2024. The Group is in the process of claiming additional compensation from its insurance policy, which compensates the profit margin of that inventory. The amount of $3,774, which represents the net excess of the receivables from the government authorities over the cost of the inventory damaged, was recognized in other income.